EXHIBIT  10.3


                               Document is copied.
                           COMDATA PAYMENT SERVICES

                       EXPRESS CASH STATEMENT OF SERVICES
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                      (CARDHOLDER AGREEMENT AND DISCLOSURE)

This Comdata Express Cash Cardholder Agreement and funds distribution disclosure (the "Agreement") covers both your rights and the rights of Comdata Network, Inc. ("Comdata"), its affiliates and representatives relating to: (a) the issuance to, and use by, you of Comdata's proprietary Comcheks card (the
"Card"); (b) direct transfers of your payroll payments or other recurring or periodic payments of an electronic nature to an account established for your benefit which may be used or accessed by your Card; and (c) Card transactions
(i) at automated teller machines (individually, an "ATM"), (ii) approved point-of-sale merchant locations ("POS"), (iii) resulting in the issuance of a Comcheck draft, (iv) long distance services and (v) other approved uses for the Card.

By accepting and using a Card issued by Comdata or its designee, you agree to the terms and conditions contained in this Agreement and that such terms and conditions will apply to your use of the Card.

As used in this Agreement, the words "Cardholder", "you", "your", and "yours" refers to the persons to whom a Card has been issued pursuant to this Agreement and the related Funds Distribution Agreement between Comdata and your employer. The words "we", "us", "our" and "ours" refers to Comdata and, as applicable, its affiliates and representatives, including First American National Bank, Nashville, Tennessee or a successor or alternate bank or financial institution designated by Comdata (the "Bank"). The phrases "business day" means Monday through Friday, except federal holidays.

Please  retain  a  copy of this Agreement for your records and future reference.

                     FUNDS DISTRIBUTION AND TRUST AGREEMENT
                     --------------------------------------

1.   GENERAL. Comdata's Express Cash Funds Distribution Services (the "Service")
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     is a means by which your  employer may transfer  funds owed to you, such as wages or expense reimbursements, which funds are then, in turn, made available for access and use by you by use of the Card. Funds transferred by your employer to Comdata under the Service will, in turn, be deposited and held in a non-interest bearing trust account located at the Bank, as trustee, pursuant to a trust agreement existing between Comdata and the Bank for the benefit of each Cardholder. Comdata and/or the Bank will cause funds transfer to be made from funds assigned to each Cardholder in the Comdata accounts or trust account, be applicable and appropriate, in accordance with instructions received from you by use of your Card (for example, withdrawal instructions received from the use of the Cad at an ATMN or purchase instructions received from a point-of-sale network).


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     By accepting  and/or  using the Card,  you  hereby  request  and  authorize
     Comdata and/or the Bank, as applicable, to make such funds transfers from each such Cardholder's funds in accordance with any such instructions and to pay the principal amount of any such transactions, including any fee associated therewith, to the appropriate party or parties.

2.   CONSENT TO BE PAID  THROUGH THE SERVICE,  ACKNOWLEDGEMENTS.  (a) Consent to
     -----------------------------------------------------------      ----------
     Method of Payment.  By accepting  and/or using the Card, you hereby request
     -----------------
     and authorize your employer to transfer funds due to you through the Service as described herein and expressly and voluntarily consent to such payment and funds distribution method.

(b)  No interest Paid on Funds. You acknowledge and agree that funds transferred
     -------------------------
     to you through the Service will be held in a trust account (which will not accrue or pay interest for your benefit) at the Bank for your benefit until used or accessed by you through your use of the Card and that no interest will be paid on you on such funds. To the extent interest may accrue, if any, you understand that Comdata or its designee shall be entitle to receive and keep any such amounts to cover costs associated with the Service.

(c)  Employer Access to Spending  Information.  You recognize that your employer
     ----------------------------------------
     may provide you periodic statements regarding purchases and other activity with respect to your Card. This Card statement delivery method means that your employer will have access to information about your use of the Card, including information such as where purchases have been made by you. You hereby consent to your employer having access to such information for the purpose of delivering periodic Card statements to you and waive confidentiality with respect to such information for this purpose.

3.   TRANSACTION LIMITATIONS.  Withdrawals or use of funds assigned to your Card
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     may only be made from an ATM,  POS,  issuance  of a Comchek  draft,  use of certain long distance telecommunications services or other means approved by Comdata. Withdrawals or use of funds assigned to your Card may not be made unless there are sufficient, collected funds attributable to your Card.

4.   DEPOSITS; FUNDS AVAILABILITY. Additional deposits assigned to your Card may
     -----------------------------
     only be made by direct deposit of your pay or other monies (such as expense reimbursement) from your employer in any amount or by other electronic transfer as permitted by Comdata in writing. Deposits by check, cash, other preauthorized transaction or any other manner are not available through the Service. Any transfers from your employer to your Card will be immediately available.

5.   FEES. Current fees applicable to use of your Card have been provided to you
     ----
     on a Fee Schedule. Fees are assessed at the time of the applicable transaction and may be changed by Comdata or others from time to time upon written notice to your employer.


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6.   STATEMENTS; ERROR RESOLUTION.  You will receive periodic statements showing
     ----------------------------
     all Card activity during the statement cycle, including fees or service charges imposed. If you believe that your statement contains a mistake or discrepancy, then you must notify us within sixty (60) days of receipt of the first statement containing a mistake or discrepancy in order to resolve
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     the discrepancy. Otherwise, the statement may be deemed correct.

7.   CUSTOMER SERVICE.  Customer service is available to assist you in obtaining
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     Card balance information, lost or stolen card assistance and other matters.
     The telephone number for customer service is (800)741-2777. Customer service representatives are available twenty-four (24) hours a day, seven
     (7) days a week.

8.   TRANSFERABILITY.  Your Card is not transferable. You may not assign, pledge
     ----------------
     or otherwise transfer you interest in funds accessible by the Card without our prior written consent.

9.   RIGHT  OF  SET-OFF.  We have a right  of  set-off  against  funds  that are
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     accessible through use of your Card.

10.  WARRANTIES;   LIMITATION  OF  LIABILITY.  COMDATA  AND  THE  BANK  MAKE  NO
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     WARRANTIES,  WHETHER  EXPRESS OR  IMPLIED,  WITH  RESPECT TO ANY  SERVICES,
     PRODUCTS OR EQUIPMENT PROVIDED HERUNDER, INCLUDING, WITHOUT LIMITATION, ANY
     WARRANTIES  OF  MERCHANTABILITY  OR  FITNESS  FOR  A  PARTICULAR   PURPOSE.
     COMDATA'S SOLE RESPONSIBILITY TO CARDHOLDERS SHALL BE TO MAKE THE SERVICE AVAILABLE IN ACCORDANCE WITH THE TERMS OF THIS CARDHOLDER AGREEMENT AND DISCLOSURE. IN NO EVENT SHALL COMDATA OR THE BANK BE LIABLE TO ANY
     CARDHOLDER OR ANY OTHER FIRM OR PERSON FOR CONSEQUENTIAL INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES, EVEN IF COMDATA OR THE BNK HAD PRIOR KNOWLEDGE OF THE POSSIBILITY OF SAME.


                      ELECTRONIC FUNDS TRANSFER DISCLOSURE
                      ------------------------------------

1.   CARD ISSUANCE AND  RESPONSIBILITIES.(a) You will be issued one Card and you
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     will select a Personal Identification Number ("PIN") for use with your Card to access funds distributed to your Card. Upon our acceptance of your written acceptance of this Agreement, you may use your Card to access or use such funds.

(b) For security purposes, only you will know your PIN. It is not printed on the Card, and neither our personal nor your employees have access to it. The Card and the PIN are not transferable and are provided for your protection and identification during Card related financial transactions and other uses of the Card.


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(c)  You agree  that you  will;  (i) use the Card,  PIN and  services  available through the Service as instructed; (ii) promptly notify us of any loss or theft of the Card or disclosure of the PIN; and (iii) accept liability for misuse of the Card and PIN as described in Section 5 below.

2.   CARD USES. By properly using your valid Card and PIN, you may withdraw cash
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     at any ATMs  bearing  the ATM network  logo on your Card (i.e.,  Cirrus) or other network to which the Card and the Service has access, subject to applicable limitations. You may also use you Card to purchase goods and services at POS merchant participating in the POS network(s) to which the Card has access (i.e., Maestro), subject to applicable limitations. Further, you can use your Card to purchase a Comchek draft, use long distance services and obtain other products and services, as may be offered and authorized by Comdata from time to time.

3.   CARD USE LIMITATIONS. There may be a network or ATM owner limitation on the
     --------------------
     dollar amount of cash withdrawals initiated by the use of your Card during a given time period. This may limit the minimum and maximum amounts that you may withdraw through use of your Card. The owner of the ATM may also charge a fee for the transaction, which is in addition to any fees charged by us. You will be charged by us a fee per transaction, including balance inquiries, as stated in our then current Fee Schedule. In using your Card, you agree not to initial a withdrawal, purchase or other transaction which will exceed the total amount of funds assigned to your Card at that time. You authorize us or our designee to verify the balance available on your Card prior to authorizing or completing a transaction.

4.   DOCUMENTATION OF TRANSFERS.  (a) Transaction Records. You will get a record
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     each time you use an ATM or POS; (b)  Statements.  Periodic Card statements
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     will  be made  available  to you  which  will  show  information  for  each preauthorized transfer as well as other account activity; and (c) Recurring
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     Electronic  Deposits.
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5.   LIABILITIES.  (a) Our Liabilities  for Failure to Make Transfers.  If we do
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     not cause the  completion  of a  transfer  to or from your  account  in the correct amount and manner according to our agreement with your and your employer, we will be liable for your loses and damages, except as limited herein. However, there are some exceptions. For example, we will not be liable under the following circumstances; (i) if through no fault of ours, you do not have enough money in your account to make the transfer; (ii) if the ATM where you are making the transfer does not have enough cash; (iii) if the ATM, POS or other device was not working properly; (iv) if circumstances beyond our control (such as fire, flood, telecommunications or computer malfunctions or acts of God) prevent the transfer; (v) if funds are encumbered through legal process; or (iv) if we receive incomplete or
     inaccurate   information  from  governmental  or  other  sources,  such  as
     Automated Clearing Houses.


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(b)  Your Liability for Unauthorized Transfers.  You agree to use the Card, PIN,
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     ATMs,  POS network and other  authorized  services or products only for the purposes  outlined in this  Agreement.  You must tell us immediately if you
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     believe your Card has been lost, stolen, or if someone has possibly learned your PIN. Telephoning us is the best way of keeping your possible losses to a minimum. You could lose all the money assigned to your Card account. If you tell us within two (2) business days, you can lose no more than $50 if someone used your Card without your permission. If you do not tell us within tow (2) business days after you learn of the loss or theft of your Card, and we prove we could have stopped someone from using your Card without your permission if you had told us, you could lose as much as $500.

     Further, if your Card statement shows transfers that you did not make, tell us at once. If you do not tell us within sixty (60) days after the statement was delivered to you, you may not get back any money you lost after the 60 days, if we can prove that we could have stopped someone from taking or using the money if you had told us in time.

     If you need to report discrepancies or a lost or stolen card, please call or write either Comdata or the Bank. Our addresses and telephone numbers are:

     First  American  National  Bank          Comdata  Network,  Inc.
     First  American  Center                  5301  Maryland  Way
     Nashville,  TN  37238                    Brentwood,  TN  37027
                                              (800)741-2777

                          GENERAL TERMS AND CONDITIONS
                          ----------------------------

1.   CANCELLATION OF AGREEMENT. We reserve the right, in our sole discretion, to
     -------------------------
     refuse further funds distributions from your employer to your Card account and to terminate your Card account and access at any time upon notice to you. This Agreement may be canceled by either of us at any time by giving written notice of cancellation. Your cancellation will be effective within two business days after receipt of any such notice. You will remain responsible and liable for any transactions initiated prior to the effective date of the cancellation and any service charges or fees incurred. Any funds remaining on your Card upon cancellation will be remitted to you by check or Comcheck draft at the address you provide to us for such purpose.

2.   ENFORCEMENT.  If we refer any matter  relating  to your Card to a lawyer to
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     enforce any of the terms of this  Agreement,  you agree to pay our lawyer's fees plus court costs, and any other fees or expenses allowed by law in the event that we are the prevailing party. we can delay enforcing our rights under this Agreement without losing or waiving them.


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3.   CHANGES  AND  MODIFICATIONS.  We may  amend  or  change  the  terms of this
     ---------------------------
     Agreement and our Fee Schedule at any time by giving [written] notice of the change and the effective date. We will notify your employer at least 10 days prior to the effective date of any amendment or change in the terms of this Agreement or the Fee Schedule.

4.   GOVERNING LAW; MISCELLANEOUS MATTERS.  This  Agreement shall be interpreted
     ------------------------------------
     in accordance with the local laws of the State of Tennessee, without regard to the choice of law rules of such stare. If any of the terms of this Agreement are determined to be invalid or unenforceable, the remainder of the Agreement shall survive in full force and effect. This Agreement may be assigned by us and is binding upon and enforceable against your heirs, legal representatives or successors.

5.   DISCLOSURE OF ACCOUNT INFORMATION. We will keep information about your Card
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     account  confidential.  However,  Comdata  and/or  the Bank  will  disclose information to certain parties about your Card activity in the following situations; (a) to your employee so that Card account statements may be delivered to you as discussed above; (b) in order to verify the existence and condition of your account for a third party (such as a credit bureau or merchant); (c) in order to comply with government agency or court orders;
     (d) if you give us written permission to do so; or (e) to lawyers, accountants, collection agencies, credit bureaus. Financial institutions and others involved in collection, adjustment, settlement or reporting of such matters.


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First  American
Distribution  Management  -  Cards
550  Metroplex  Drive  NA-7203
Nashville,  TN  37211


November  8,  1999

Ms.  Debbie  Gray
Comdata  Corporation
5301  Maryland  Way
Brentwood,  TN  37207

Debbie:

This letter represent official notification of Approval for the Pinnacle Business Management Program, and notification of responsibility of Comdata, Pinnacle and their associates (MailBoxes Etc.) of additional security requirements for the program.

Specifically;

1.     Audit  control  logs,  verifiable  and  available  on  demand.
2.     Access  controls.
3.     Theft  notification.
4.     Card  Storage  controls.
5.     Card  holder  application  handling.

Pinnacle will be responsible for the actions of their agents, as will Comdata for Pinnacle's compliance. I would like to meet to determine how we will manage this program's compliance without creating an undue hardship.

Thanks  for  your  time.  I  await  your  response.

Cordially,

/s/

William  Appleton
A.V.P.  -  Cards

Attachment
Cc:  Bobbi  Dozier,  Russell  Rogers


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                           FEES AND CLIENT INFORMATION
             (Comdata Payment Services Funds Distribution Agreement)

                               CLIENT INFORMATION

PINNACLE  BUSINESS  MANAGEMENT,  INC.          ROBERT  GALLATIN
-------------------------------------          ----------------
Client  Name  (exact  legal  name)             Client  Contact  Name and Title

2963  GULF  TO  BAY  BLVD.,  SUITE  265        727-669-7781
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Client  Street  Address                        Client  Telephone  Number

CLEARWATER     FL     33759                    727-669-5912
---------------------------                    ------------
City          State   Zip Code                 Client  Facsimile  Number

CUSTOM  CARDS.  If  ordered  by  Client, Comdata will produce customized Comchek
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cards  for  distribution  in  connection  with  Service.

     Custom  Cards  Cost
     -------------------
     0-3,000          $1.50  per  card
     3,000-10,000     $1.00  per  card
     10,000+          $0.75  per  card

     One  -time  Set-up  Fee     $500.00

     Custom  Card  Surcharges
     ------------------------
     Less  than  1  week     90%
     Less  than  2  week     65%
     Less  than  3  week     45%
     Less  than  4  week     15%

     *Prices  are  based  upon  a  typical  4-color  custom  card

METHOD  OF  PAYMENT
-------------------

     Form:  Wire               Frequency:  Daily

SECURITY
--------

     Type:                      Amount:  $
          ----------                     -----------


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                                                                       Exhibit B


                                  COMPANY FEES

The following are the current fees applicable to transactions effected by Cardholders using the Card. The Client acknowledges and agrees that Comdata shall deduct the amount of any such fees, together with the principal amount of any such transactions, from the balance of amounts on each respective Card.

Type  of  Transaction                              Per  Transaction  Fee
Express  Cash  -  Draw  Fee                        $  1.25
Comdata  Answer  Plus  Phone  Card  (per  minute)  $  0.20
(A one-time fee of  $30  applies  to  all  calls
originating  from  a  payphone)
Comdata  Answer  Plus  Voice  Mail  (per  minute)  $  0.20
ATM  Access  (U.S.)                                $  1.25
ATM  Access  (International  Fee)                  $  3.25
ATM  Balance  Inquiry                              $  1.25
ATM  Decline  Fee                                  $  1.25
POS  Debit  Transactions                           $  1.25


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